UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 24, 2009 (April 21, 2009)

NATIONAL PENN BANCSHARES, INC.
(Exact Name of Registrant as Specified in Charter)

Pennsylvania
(State or Other Jurisdiction of Incorporation)

	000-22537-01	23-2215075
	(Commission File Number)	(IRS Employer Identification No.)

Philadelphia and Reading Avenues, Boyertown, PA 19512
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (800) 822-3321

N/A
(Former Name or Former Address, if Changed Since Last Report)
______________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.03. Amendments to Articles of Incorporation and Bylaws; Change in Fiscal Year.

On April 21, 2009, the shareholders of National Penn, at the annual meeting of shareholders, approved an amendment to National Penn’s articles of incorporation to increase the authorized common shares from 100,000,000 to 250,000,000.

The text of the amendment to the articles of incorporation is contained in the Amended and Restated Articles of Incorporation filed with the Pennsylvania Department of State on April 23, 2009.  This amendment is effective immediately upon filing. A copy of the Amended and Restated Articles of Incorporation, as filed, is filed in this Report as Exhibit 3.1 and incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c)     Exhibits.

Exhibit Number	Description

3.1	National Penn Bancshares, Inc. Amended and Restated Articles of Incorporation dated April 23, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL PENN BANCSHARES, INC.

Date:	April 24, 2009	By:	/s/ Glenn E. Moyer
			Name:	Glenn E. Moyer
			Title:	President and CEO

EXHIBIT INDEX

Exhibit Number	Description

3.1	National Penn Bancshares, Inc. Amended and Restated Articles of Incorporation dated April 23, 2009.